DIREXION SHARES ETF TRUST

PROSPECTUS

1301 Avenue of the Americas (6th Avenue), 35th Floor	New York, New York 10019	866-476-7523

www.direxioninvestments.com

Direxion All Cap Insider Sentiment Shares (KNOW)

Direxion S&P 500® Volatility Response Shares (VSPY)

(formerly Direxion S&P 500® DRRC Index Volatility Response Shares)

Direxion NASDAQ-100® Equal Weighted Index Shares (QQQE)

Direxion iBillionaire Index ETF (IBLN)

FEBRUARY 27, 2015

(As supplemented October 1, 2015)

The funds offered in this prospectus (each a “Fund” and collectively the “Funds”) trade on the NYSE Arca, Inc. (the “Exchange”).

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MORE INFORMATION	Back Cover

SUMMARY OF DIREXION SHARES

Direxion All Cap Insider Sentiment Shares

Investment Objective

The Direxion All Cap Insider Sentiment Shares (the “Fund”) seeks investment results, before fees and expenses, that track the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.46%

Total Annual Fund Operating Expenses	0.91%
Expense Cap/Reimbursement	–0.26%

Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.65%

(1)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2017, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.65% of the Fund’s daily net assets (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation).
Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$66	$264	$478	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 835% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets in the equity securities that comprise the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index (“Index”).

The Index is composed of 100 stocks selected from the S&P 1500® by Sabrient Systems LLC (the “Index Provider”) using a quantitative methodology. The S&P 1500® is a composite index of the S&P 500®, S&P 400® and S&P 600®, which are composed of stocks representing the large capitalization, mid-capitalization and small capitalization segments of the U.S. equity market, respectively. Starting with an eligible universe of all 1500 stocks in the S&P 1500®, the Index Provider first eliminates stocks of companies with very aggressive accounting, as identified by the Index Provider’s proprietary forensics accounting methodology. From the remaining stocks, the Index Provider further eliminates all but 100 stocks using a screening methodology that is based on an analysis of public company filings relating to frequency of trades, purchases of stock and increases in holdings by a company’s insiders, as well as positive earnings analysis. The remaining 100 stocks, which compose the Index, are then ranked using a defensive methodology that preferences stocks that have historically performed well in weak markets, having strong free cash flow yield and strong dividend yield. The Index is “quant-weighted,” meaning the top 50 stocks are weighted exponentially, with the top stock representing 2.6% of the Index, while the bottom 50 stocks are equal-weighted, with each representing 0.35% of the Index. The bottom 50 stocks thereby account for 17.61% of the total Index. The Index rebalances monthly. The Fund will concentrate its investment (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) in a

DIREXION SHARES ETF TRUST PROSPECTUS	1

particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Although the Fund intends to fully replicate the Index, at times the Fund may gain exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index, including exchange traded funds (“ETFs”) and other investment companies. The Fund seeks to remain fully invested at all times consistent with its investment objective. If the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund. To the extent the Fund experiences regular purchases or redemptions of its shares, it may reposition its portfolio more frequently. Additionally, the impact of the Index’s movements will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has added or removed a security, the Fund’s portfolio may have to be re-positioned to account for this change to the Index. These re-positioning strategies typically result in high portfolio turnover.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. The Adviser cannot guarantee that the Fund will achieve its investment objective. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund.

Adverse Market Conditions Risk

Because the Fund attempts to track the performance of the Index, its performance will suffer during conditions in which the Index declines.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Securities Risk

Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

Index Correlation/Tracking Risk

There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio to remain consistent with its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses, transactions costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.

High Portfolio Turnover Risk

The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.

Liquidity Risk

Some securities held by the Fund may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index, thus adversely affecting Fund performance.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk

The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A

2	DIREXION SHARES ETF TRUST PROSPECTUS

non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

Other Investment Companies (including ETFs) Risk

Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Regulatory Risk

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Replication Strategy Risk

The Fund may be exposed to additional market risk because of its investment strategy of investing principally in the securities included in the Index. As a result, securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

Small and/or Mid-Capitalization Company Risk

Investing in the securities of small and/or mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies. Small and mid-capitalization companies may be more volatile and more likely than large capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in small and mid-capitalization companies could trail the returns on investments in securities of large capitalization companies.

Special Risks of Exchange-Traded Funds

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the exchange on which it trades, and the listing requirements may be amended from time to time.

Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on an exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in creation units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The Fund’s investment results are measured based upon the NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund. There is no guarantee that an active secondary market will develop for Shares of the Fund.

Fund Performance

The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The table shows how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxioninvestments.com/etfs?producttab=performance or by calling the Fund toll free at 1-866-476-7523.

DIREXION SHARES ETF TRUST PROSPECTUS	3

Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 14.93% for the quarter ended March 31, 2012 and its lowest calendar quarter return was –10.28% for the quarter ended June 30, 2012. The year-to-date return as of December 31, 2014 was 17.97%.

Average Annual Total Returns (For the periods ended December 31, 2014)

	One Year	Since Inception (12/8/2011)
Return Before Taxes	17.97%	22.29%
Return After Taxes on Distributions	17.40%	21.40%
Return After Taxes on Distributions and Sale of Fund Shares	10.19%	17.35%
Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index (reflects no deduction for fees, expenses or taxes)	17.09%	20.87%
S&P 500 Index (reflects no deduction for frees, expenses or taxes)	13.69%	19.88%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). In addition, the “Return After Taxes on Distributions and Sale of Fund Shares” would be higher if the investor recognized a capital loss upon the redemption of Fund shares.

Management

Investment Adviser

Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers

The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title

Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since September 1, 2015	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund’s shares are not individually redeemable. The Fund will issue and redeem Shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Fund Shares on a national securities exchange through a broker-dealer and may incur brokerage costs. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser may pay the intermediary for educational programs, the development of technology platforms and reporting systems or other administrative services related to the Fund. Ask your salesperson or visit your financial intermediary’s website for more information.

4	DIREXION SHARES ETF TRUST PROSPECTUS

Direxion S&P 500® Volatility Response Shares

Investment Objective

The Direxion S&P 500® Volatility Response Shares (the “Fund”) seeks investment results, before fees and expenses, that track the S&P 500® Volatility Response Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses(1)(2) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.43%
Acquired Fund Fees and Expenses(3)	0.06%

Total Annual Fund Operating Expenses	0.94%
Expense Cap/Reimbursement(4)	–0.43%

Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.51%

(1)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2017, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.45% of the Fund’s daily net assets (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation).
Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
(2)	Expense information in the table has been restated to reflect current fees.
(3)	Acquired Fund Fees and Expenses are estimated for the Fund’s current fiscal year.
(4)	In addition, Rafferty has contractually agreed to waive 0.10% of its Management Fees through September 1, 2017, which is not subject to reimbursement by the Fund. There is no guarantee that the management fee waiver will continue after September 1, 2017. This contractual waiver may be terminated at any time by the Board of Trustees.

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 years	10 Years

$52	$257	$478	$1,115

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets in the securities that comprise the S&P 500® Volatility Response Index (“Index”) and/or investments that have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index.

The Index is designed to respond to the volatility of the S&P 500® Index. The Index is composed of equity securities of the S&P 500® Index (the “Stock Component”) and U.S. Treasury Bills (the “Cash Component”). The S&P 500® Index measures the large capitalization segment of the domestic equity market and is composed of stocks of the 500 domestic companies with the largest capitalization. Volatility is a statistical measurement of the magnitude of asset price fluctuations (increases or decreases in the prices of a group of securities) over time.

The Index responds to volatility by establishing a volatility target which may be set at 12.5%, 15%, or 17.5%, and is determined based on the recent levels of CBOE Volatility Index (VIX®). The Index then reviews several volatility factors of the S&P 500® Index. The volatility factors of the S&P 500® Index are exponentially weighted with more emphasis placed on the most recent historical periods. The volatility factors of the S&P 500® Index, along with the target volatility levels, determine the Index’s exposure to the Stock Component and the Cash Component. The percentage exposure to the Stock Component is expected to range

DIREXION SHARES ETF TRUST PROSPECTUS	5

between 10% and 100%, and will not exceed 100%. Exposure to the Cash Component is expected to range between 0% and 90%.

As S&P 500® Index volatility increases, exposure to the Stock Component will decrease and exposure to the Cash Component will increase. As volatility decreases, exposure to the Stock Component will increase and exposure to the Cash Component will decrease. Based on certain changes in the volatility factors, the Index may be rebalanced as frequently as daily. However, regardless of whether these changes occur, the Index will rebalance at least monthly.

The following tables provide example exposure levels to the Stock Component that the Fund would have at target volatility levels of 12.5%, 15% and 17.5% based on hypothetical volatility calculations. As reflected in the tables below, the Fund can generally be expected to have greater exposure to the Stock Component at lower levels of S&P 500® Index volatility, and the Index’s target volatility can further increase or decrease this exposure.

Target Volatility	S&P 500® Index Volatility	Exposure to the Stock Component*	Exposure to the Cash Component
	10%	100%	0%
	15%	69%	31%
12.5%	25%	25%	75%
	50%	10%	90%
	75%	10%	90%
	100%	10%	90%

Target Volatility	S&P 500® Index Volatility	Exposure to the Stock Component*	Exposure to the Cash Component
	10%	100%	0%
	15%	100%	0%
15%	25%	36%	64%
	50%	10%	90%
	75%	10%	90%
	100%	10%	90%

Target Volatility	S&P 500® Index Volatility	Exposure to the Stock Component*	Exposure to the Cash Component
	10%	100%	0%
	15%	100%	0%
17.5%	25%	49%	51%
	50%	12%	88%
	75%	10%	90%
	100%	10%	90%

*	The Fund’s exposure to the Stock Component is derived by dividing the square of the target volatility level by the square of the calculated volatility of the S&P 500® Index.

The Fund will concentrate its investment (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

At times the Fund may gain exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index, including exchange traded funds (“ETFs”) and other investment companies. The Fund seeks to remain fully invested at all times consistent with its investment objective. If the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund. To the extent the Fund experiences regular purchases or redemptions of its shares, it may reposition its portfolio more frequently. Additionally, the impact of the Index’s movements will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has added or removed a security, the Fund’s portfolio may have to be re-positioned to account for this change to the Index. The Fund may invest the remainder of its assets, including the Cash Component, in money market funds, depository accounts with institutions with high quality credit ratings or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

The Fund may invest up to 20% of its assets in financial instruments in order to gain exposure to the component securities in the Index. Currently, these financial instruments include: swap agreements; futures contracts; options on securities, forward contracts; reverse repurchase agreements; and other financial instruments.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. The Adviser cannot guarantee that the Fund will achieve its investment objective. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund.

Adverse Market Conditions Risk

Because the Fund attempts to track the performance of the Index, its performance will suffer during conditions in which the Index declines.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain

6	DIREXION SHARES ETF TRUST PROSPECTUS

exposure to a particular group of securities or an asset class without actually purchasing those securities or investments. These financial instruments may include, but are not limited to, swap agreements. The use of swap agreements and other counterparty instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements and other counterparty instruments also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk

The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance.

Debt Instrument Risk

The Fund may invest in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

Derivatives Risk

The Fund uses investment techniques, including investments in derivatives, such as swaps, futures and forward contracts, and options, to track the Stock Component of the Index. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective. The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the Index. The performance of this underlying ETF may not track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as an underlying reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index securities as a reference or as an underlying asset. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. In addition, the Fund’s investments in derivatives, as of the date of this Prospectus, are subject to the following risks:

Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.

Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Forward Contracts. Forward contracts are two- party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Options. There may be an imperfect correlation between the prices of options and movements in the

DIREXION SHARES ETF TRUST PROSPECTUS	7

price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its investment objective.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Securities Risk

Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

High Volatility in Rising Markets Risk

Pursuant to the Fund’s investment strategy, in periods of high volatility, the Fund will rebalance its portfolio and decrease exposure to the Stock Component and increase its exposure to the Cash Component. Due to the Fund’s increased exposure to the Cash Component during such time periods, the Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.

Index Correlation/Tracking Risk

There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio to remain consistent with its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses, transactions costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The possibility of the Fund being materially over- or under-exposed to its Index increases on days when the Index is volatile near the close of the trading day. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.

Interest Rate Risk

The value of the Fund’s investments in fixed income securities will fall when interest rates rise. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

Liquidity Risk

Some securities held by the Fund may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index, thus adversely affecting Fund performance.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Mid-Capitalization Company Risk

Investing in the securities of mid-capitalization companies, and securities that provide exposure to mid-capitalization companies, involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies. Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

8	DIREXION SHARES ETF TRUST PROSPECTUS

Non-Diversification Risk

The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

Other Investment Companies (including ETFs) Risk

Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Regulatory Risk

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Replication Strategy Risk

The Fund may be exposed to additional market risk because of its investment strategy of investing principally in the securities included in the Index. As a result, securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Volatility Response Lag Risk

The Fund’s investments are designed to respond to volatility based on a comparison of historic and recent volatility levels of the securities in the Stock Component. However, because this calculation takes into account volatility over a period of time, there may be a lag between current volatility and the volatility reflected by the Index and the Fund’s investments. As such, in periods of rapidly changing volatility, the Fund may not immediately respond to current volatility.

Special Risks of Exchange-Traded Funds

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the exchange on which it trades, and the listing requirements may be amended from time to time.

Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on an exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in creation units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The Fund’s investment results are measured based upon the NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund. There is no guarantee that an active secondary market will develop for Shares of the Fund.

Fund Performance

The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The table shows how the Fund’s average annual returns

DIREXION SHARES ETF TRUST PROSPECTUS	9

for the 1-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at
www.direxioninvestments.com/etfs?producttab=performance or by calling the Fund toll free at 1-866-476-7523.

The performance shown prior to August 1, 2014 reflects a previous investment objective. The Fund sought investment results, before fees and expenses, that tracked the S&P Composite 500® Dynamic Rebalancing Risk Control Index. After August 1, 2014, the Fund’s performance reflects the new investment objective of seeking investment results, before fees and expenses, that track the S&P 500® Volatility Response Index.

Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 10.45% for the quarter ended March 31, 2013 and its lowest calendar quarter return was 1.00% for the quarter ended September 30, 2014. The year-to-date return as of December 31, 2014 was 10.17%.

Average Annual Total Returns (For the periods ended December 31, 2014)

	One Year	Since Inception (1/11/2012)
Return Before Taxes	10.17%	16.49%
Return After Taxes on Distributions	8.79%	15.76%
Return After Taxes on Distributions and Sale of Fund Shares	6.05%	12.74%
S&P 500® Volatility Response Index (reflects no deduction for fees, expenses or taxes)(1)	N/A	N/A
S&P Composite 500 Dynamic Rebalancing Risk Control Index (reflects no deduction for fees, expenses or taxes)(2)	8.99%	14.17%

(1)	The S&P 500® Volatility Response Index commenced operations on April 4, 2014.
(2)	The S&P 500® Volatility Response Index replaced the S&P Composite 500 Dynamic Rebalancing Risk Control Index as the broad-based benchmark in connection with the change of the Fund’s name and investment objective. The index was changed on August 1, 2014.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). In addition, the “Return After Taxes on Distributions and Sale of Fund Shares” would be higher if the investor recognized a capital loss upon the redemption of Fund shares.

Management

Investment Adviser

Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers

The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title

Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since September 1, 2015	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund’s shares are not individually redeemable. The Fund will issue and redeem Shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Fund Shares on a national securities exchange through a broker-dealer and may incur brokerage costs. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal.

10	DIREXION SHARES ETF TRUST PROSPECTUS

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser may pay the intermediary for educational programs, the development of technology platforms and reporting systems or other administrative services related to the Fund. Ask your salesperson or visit your financial intermediary’s website for more information.

DIREXION SHARES ETF TRUST PROSPECTUS	11

Direxion NASDAQ-100® Equal Weighted Index Shares

Investment Objective

The Direxion NASDAQ-100® Equal Weighted Index Shares (the “Fund”) seeks investment results, before fees and expenses, that track the NASDAQ-100® Equal Weighted Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.31%

Total Annual Fund Operating Expenses	0.61%
Expense Cap/Reimbursement	–0.26%

Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.35%

(1)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2017, to the extent that the Fund’s Total Annual Operating Expenses exceed 0.35% of the Fund’s daily net assets (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation).
Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$36	$169	$314	$737

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets in the equity securities that comprise the NASDAQ-100® Equal Weighted Index (“Index”).

The Index is the equal weighted version of the NASDAQ-100 Index® which includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ® Stock Market (the “NASDAQ®”) based on market capitalization. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the Index. Specifically, the value of the Index equals the aggregate value of the Index share weights, also known as the Index Shares, of each of the securities included in the Index multiplied by each such security’s “last sale price.” The last sale price is generally the most recent sale price for the security on the NASDAQ® and may be the NASDAQ Official Closing Price (“NOCP”). The calculation is then divided by the divisor of the Index. The divisor serves the purpose of scaling such aggregate value to a lower order of magnitude which is more desirable for reporting purposes. If trading in a security within the Index is halted on its primary listing market, the most recent last sale price for that security is used for all index computations until trading on such market resumes. Likewise, the most recent last sale price is used if trading in a security is halted on its primary listing market before the market is open. The Index began on June 20, 2005 at a base value of 1000.00. The Index is rebalanced quarterly and reconstituted annually.

The Fund will concentrate its investment (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

NASDAQ®, OMX®, NASDAQ OMX®, and NASDAQ-100 Equal WeightedSM Index are registered trademarks and certain

12	DIREXION SHARES ETF TRUST PROSPECTUS

trade names and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Rafferty Asset Management, LLC. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

Although the Fund intends to fully replicate the Index, at times the Fund may gain exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index, including exchange traded funds (“ETFs”) and other investment companies. The Fund seeks to remain fully invested at all times consistent with its investment objective. If the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund. To the extent the Fund experiences regular purchases or redemptions of its shares, it may reposition its portfolio more frequently. Additionally, the impact of the Index’s movements will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has added or removed a security, the Fund’s portfolio may have to be re-positioned to account for this change to the Index.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. The Adviser cannot guarantee that the Fund will achieve its investment objective. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund.

Adverse Market Conditions Risk

Because the Fund attempts to track the performance of the Index, its performance will suffer during conditions in which the Index declines.

Currency Exchange Rate Risk

Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Depositary Receipt Risk

In seeking exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). While the use of ADRs, EDRs and GDRs, which are traded on exchanges and represent and ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, EDRs, and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Securities Risk

Investments in publicly issued equity securities including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

Foreign Securities Risk

Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s return and NAV may be affected to a large degree by fluctuations in currency exchange rates, interest rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Index Correlation/Tracking Risk

There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its

DIREXION SHARES ETF TRUST PROSPECTUS	13

investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio to remain consistent with its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses, transactions costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The possibility of the Fund being materially over- or under-exposed to its Index increases on days when the Index is volatile near the close of the trading day. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk

The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

Other Investment Companies (including ETFs) Risk

Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Regulatory Risk

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Replication Strategy Risk

The Fund may be exposed to additional market risk because of its investment strategy of investing principally in the securities included in the Index. As a result, securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

Technology Securities Risk

The Fund may invest in technology-related securities. The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.

Valuation Time Risk

The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time). In some cases, foreign markets may close before the NYSE opens or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of a fund that tracks a foreign market index or an index that includes foreign securities can vary from the performance of that index.

14	DIREXION SHARES ETF TRUST PROSPECTUS

Special Risks of Exchange-Traded Funds

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the exchange on which it trades, and the listing requirements may be amended from time to time.

Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on an exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in creation units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The Fund’s investment results are measured based upon the NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund. There is no guarantee that an active secondary market will develop for Shares of the Fund.

Fund Performance

The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The table shows how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxioninvestments.com/etfs?producttab=performance or by calling the Fund toll free at 1-866-476-7523.

Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 11.98% for the quarter ended September 30, 2013 and its lowest calendar quarter return was 2.49% for the quarter ended March 31, 2014. The year-to-date return as of December 31, 2014 was 19.37%.

Average Annual Total Returns (For the periods ended December 31, 2014)

	One Year	Since Inception (3/21/2012)
Return Before Taxes	19.37%	19.53%
Return After Taxes on Distributions	18.95%	19.21%
Return After Taxes on Distributions and Sale of Fund Shares	11.26%	15.34%
NASDAQ 100 Equal Weighted Index (reflects no deduction for fees, expenses or taxes)	18.59%	18.88%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	17.18%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). In addition, the “Return After Taxes on Distributions and Sale of Fund Shares” would be higher if the investor recognized a capital loss upon the redemption of Fund shares.

Management

Investment Adviser

Rafferty Asset Management, LLC is the Fund’s investment adviser.

DIREXION SHARES ETF TRUST PROSPECTUS	15

Portfolio Managers

The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title

Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since September 1, 2015	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund’s shares are not individually redeemable. The Fund will issue and redeem Shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Fund Shares on a national securities exchange through a broker-dealer and may incur brokerage costs. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser may pay the intermediary for educational programs, the development of technology platforms and reporting systems or other administrative services related to the Fund. Ask your salesperson or visit your financial intermediary’s website for more information.

16	DIREXION SHARES ETF TRUST PROSPECTUS

Direxion iBillionaire Index ETF

Investment Objective

The Direxion iBillionaire Index ETF (the “Fund”) seeks investment results, before fees and expenses, that track the iBillionaire Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(2)	0.68%

Total Annual Fund Operating Expenses	1.13%
Expense Cap/Reimbursement	–0.48%

Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.65%

(1)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2017, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.65% of the Fund’s daily net assets (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation).
Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
(2)	Other Expenses are estimated for the Fund’s current fiscal year.

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$66	$311	$576	$1,332

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the period August 1, 2014 through October 31, 2014, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets in the securities that comprise the iBillionaire Index (“Index”).

The Index is composed of 30 U.S. mid and large cap securities selected by iBillionaire Inc. (the “Index Provider”) using proprietary methodologies. The Index Provider starts with a list of billionaire investors and institutional money managers (“Managers”) in the financial services industry derived from publicly available information. The Index Provider then narrows down that list utilizing the following criteria: i) the Manager has a personal net worth of at least $1 billion that is calculated and verified by industry publications; ii) financial markets and investments are the Manager’s primary source of wealth; iii) the public portfolio of the Manager is valued at $1 billion or higher; iv) the Manager’s portfolio has at least 10 securities; v) the portfolio turnover is less than 50%; vi) the Manager’s equity allocation has a three year return that places the Manager in the top 15 financial billionaires; and vii) the Manager files Form 13F and has investments in the United States. The Index Provider limits the number of Managers to ten, however, the number of Managers could be less than ten if there are not ten Managers that meet the above criteria. The Index Provider obtains information regarding the Managers’ holdings from the Form 13F filings that include the holdings of a company or hedge fund that the Manager makes investment decisions for, and that are filed with the SEC.

In addition to the criteria used to select the Managers, the companies included in the Index must meet the following requirements: i) is a U.S. company issuing equity securities; ii) is part of the portfolio of at least one of the Managers selected by the Index Provider; and iii) has a market capitalization greater than $1 billion. The 30 stocks included

DIREXION SHARES ETF TRUST PROSPECTUS	17

in the Index are based on the companies with the highest allocations across the portfolios of the Managers that meet the criteria chosen by the Index Provider. The Index’s allocation is equal weighted among the 30 stocks selected in accordance with the Index’s methodology. That is, each stock will represent approximately 3.33% of the Index. The Index is rebalanced each quarter. The Index may rebalance or reconstitute more frequently if a corporate event such as bankruptcy, delisting, merger or an acquisition causes the security to become ineligible for inclusion in the Index.

The Fund will concentrate its investment (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Although the Fund intends to fully replicate the Index, at times the Fund may gain exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index, including exchange traded funds (“ETFs”) and other investment companies. The Fund seeks to remain fully invested at all times consistent with its investment objective. If the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund. To the extent the Fund experiences regular purchases or redemptions of its shares, it may reposition its portfolio more frequently. Additionally, the impact of the Index’s movements will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has added or removed a security, the Fund’s portfolio may have to be re-positioned to account for this change to the Index.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. The Adviser cannot guarantee that the Fund will achieve its investment objective. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund.

Form 13F Data Risk

The Form 13F filings that are used to select securities in the Index are filed up to 45 days after the end of each calendar quarter. Thus, a given investor may have already sold their position in the security by the time the security is added to the Index. Form 13F filings do not include all the information regarding an investor’s portfolio, such as purchases or sales that occur during the quarter, or the prices at which shares are bought or sold. Additionally, the Form 13F may only disclose a subset of a particular investor’s holdings, as not all securities are required to be reported on Form 13F. Therefore, the Form 13F may not provide a complete picture of all the holdings of a particular investor or the full investment strategy of a particular investor. Furthermore, filers of Forms 13F may request confidential treatment from the SEC for certain of their holdings. As a result, securities subject to ongoing programs of acquisition and disposition, as well as personal holdings of some natural persons, may not be publicly available. Consequently, the formulation of the Index would not reflect this information, and the Index might be constituted differently had this information been made publicly available. The information on Form 13F provides information regarding historical equity transactions of a particular investor and does not predict future trading activity of the investor.

Form 13F provides information on holdings as of the end of each calendar quarter. Because the information contained in these forms is a “snapshot” of investment positions at quarter’s end on up to a 45 day delay, the actual investment portfolios of the Form 13F filers could diverge significantly from the publicly reported positions during the course of the year. Because the Form 13F is publicly available information, it is possible that other investors are also monitoring these filings and investing accordingly. This may result in an inflation of the share price of the securities in which the Fund may invest.

Index Risk

The Index is based on certain underlying assumptions related to a perceived relationship between the amount of wealth possessed or managed by the billionaires and the anticipated performance of the stocks reported in their associated Forms 13F. There is no guarantee that the wealth of a person filing a Form 13F will necessarily equate to improved stock selection, and there can be no assurances that the securities that comprise the Index will perform better than the stock market as whole, or that they will have positive returns.

Adverse Market Conditions Risk

Because the Fund attempts to track the performance of the Index, its performance will suffer during conditions in which the Index declines.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such

18	DIREXION SHARES ETF TRUST PROSPECTUS

circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Securities Risk

Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

Index Correlation/Tracking Risk

There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio to remain consistent with its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses, transactions costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The possibility of the Fund being materially over- or under-exposed to its Index increases on days when the Index is volatile near the close of the trading day. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk

The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

Other Investment Companies (including ETFs) Risk

Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Regulatory Risk

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Replication Strategy Risk

The Fund may be exposed to additional market risk because of its investment strategy of investing principally in the securities included in the Index. As a result, securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

Small and/or Mid-Capitalization Company Risk

Investing in the securities of small and/or mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies. Small and mid-capitalization companies may be more volatile and more likely than large capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in small and mid-capitalization companies could trail the returns on investments in securities of large capitalization companies.

DIREXION SHARES ETF TRUST PROSPECTUS	19

Special Risks of Exchange-Traded Funds

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the exchange on which it trades, and the listing requirements may be amended from time to time.

Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on an exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in creation units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The Fund’s investment results are measured based upon the NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund. There is no guarantee that an active secondary market will develop for Shares of the Fund.

Fund Performance

No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance is available on the Fund’s website at
www.direxioninvestments.com/etfs?producttab=performance or by calling the Fund toll free at 1-866-476-7523.

Management

Investment Adviser

Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers

The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title

Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since September 1, 2015	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund’s shares are not individually redeemable. The Fund will issue and redeem Shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Fund Shares on a national securities exchange through a broker-dealer and may incur brokerage costs. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser may pay the intermediary for educational programs, the development of technology platforms and reporting systems or other administrative services related to the Fund. Ask your salesperson or visit your financial intermediary’s website for more information.

Index Information

“iBillionaire” and “iBillionaire IndexTM,” are trademarks of iBillionaire, Inc. and have been licensed for use for certain purposes by Direxion Shares ETF Trust. The Direxion iBillionaire Index ETF is based on the iBillionaire IndexTM is not sponsored, endorsed, sold or promoted by iBillionaire, Inc. or its affiliates, and neither iBillionaire, Inc. nor any of its affiliates makes any representations regarding the advisability of trading in such product(s).

20	DIREXION SHARES ETF TRUST PROSPECTUS

OVERVIEW OF THE DIREXION SHARES ETF TRUST

The Direxion Shares ETF Trust (“Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the ETFs noted in the table below (each a “Fund” and collectively the “Funds”). Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the investment adviser to each Fund.

Shares of the Funds (“Shares”) are listed on the NYSE Arca, Inc. (the “Exchange”). When Shares are listed and traded on the Exchange, the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index.

Shares may only be purchased from or redeemed with the Funds in Creation Units. As a result, retail investors generally will not be able to purchase or redeem Shares directly from or with the Funds. Most retail investors will purchase or sell Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in this Prospectus, such as information about purchasing and redeeming Shares from or with a Fund and all references to the transaction fee imposed on purchases and redemptions, is not relevant to retail investors.

Each Fund seeks investment results, before fees and expenses, that track the performance of an underlying index as noted below:

Fund	Underlying Index
Direxion All Cap Insider Sentiment Shares	Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index
Direxion S&P 500® Volatility Response Shares	S&P 500® Volatility Response Index
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index
Direxion iBillionaire Index ETF	iBillionaire Index

There is no assurance that the Funds will achieve their investment objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

ADDITIONAL INFORMATION REGARDING INVESTMENT TECHNIQUES AND POLICIES

Rafferty uses a number of investment techniques in an effort to achieve the stated investment objective for each Fund. Each Fund seeks 100% of the return of its underlying index. To do this, Rafferty uses statistical and quantitative analysis to determine the investments the Fund makes and the techniques it employs. In general, if a Fund is performing as designed, the return of the underlying index will dictate the return for that Fund. Each Fund generally pursues its investment objective regardless of market conditions and does not take defensive positions.

For each Fund, Rafferty seeks a correlation over time of 0.95 or better between a Fund’s performance and the performance of its underlying index; a correlation of 1.00 would represent perfect correlation. To do this, at times each Fund may hold a representative sample of the securities in its underlying index. The sampling of securities that is held by a Fund is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index. A Fund also may invest in securities that are not included in the underlying index or may overweight or underweight certain components of the underlying index. Certain Fund’s assets may be focused in an industry or group of industries to the extent that the Fund’s underlying index focuses in a particular industry or group of industries. In addition, each Fund offered in this prospectus is non-diversified, which means that it may invest in the securities of a limited number of issuers.

While Rafferty attempts to minimize any differences between the investment results of a Fund and the performance of its underlying index, certain factors will tend to cause a Fund’s investment results to vary from the stated investment objective. A Fund may have difficulty in achieving its investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruption or a temporary lack of liquidity in the markets for the securities held by the Fund.

DIREXION SHARES ETF TRUST PROSPECTUS	21

Additionally, if a Fund’s underlying index includes foreign securities or tracks a foreign market index where the foreign market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 p.m. Eastern Time), the performance of the underlying index may differ from the expected performance.

The intra-day value of each Fund’s shares, otherwise known as the “intraday indicative value” or “IIV,” which is disseminated by the Exchange every 15 seconds throughout the business day, is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit on the prior business day. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time, nor the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day.

22	DIREXION SHARES ETF TRUST PROSPECTUS

ADDITIONAL INFORMATION REGARDING PRINCIPAL RISKS

An investment in any of the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve their investment objectives. It is important that investors closely review and understand these risks before making an investment in any of the Funds. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Funds. The table below provides the risks of investing in the Funds. Following the table, each risk is explained.

	Adverse Market Conditions Risk	Credit Risk	Counterparty Risk	Currency Exchange Rate Risk	Debt Instrument Risk	Depositary Receipt Risk	Derivatives Risk	Early Close/ Trading Halt Risk	Equity Securities Risk	Foreign Securities Risk	Form 13F Data Risk	High Portfolio Turnover Risk	High Volatility in Rising Markets Risk	Index Risk	Index Correlation/ Tracking Risk
Direxion All Cap Insider Sentiment Shares	X							X	X			X			X
Direxion S&P 500® Volatility Response Shares	X	X	X		X		X	X	X				X		X
Direxion NASDAQ-100® Equal Weighted Index Shares	X			X		X		X	X	X					X
Direxion iBillionaire Index ETF	X							X	X		X			X	X

DIREXION SHARES ETF TRUST PROSPECTUS	23

	Interest Rate Risk	Liquidity Risk	Market Risk	Mid- Capitalization Company Risk	Non- Diversification Risk	Other Investment Companies (including ETFs) Risk	Regulatory Risk	Replication Strategy Risk	Small and/or Mid- Capitalization Company Risk	Technology Securities Risk	U.S. Government Securities Risk	Valuation Time Risk	Volatility Response Lag Risk	Special Risks of Exchange- Traded Funds
Direxion All Cap Insider Sentiment Shares		X	X		X	X	X	X	X					X
Direxion S&P 500® Volatility Response Shares	X	X	X	X	X	X	X	X			X		X	X
Direxion NASDAQ-100® Equal Weighted Index Shares			X		X	X	X	X		X		X		X
Direxion iBillionaire Index ETF			X		X	X	X	X	X					X

24	DIREXION SHARES ETF TRUST PROSPECTUS

Adverse Market Conditions Risk

The performance of each Fund is designed to correlate to the performance of an underlying index. As a consequence, a Fund’s performance will suffer during conditions which are adverse to its investment objective. For example, if the underlying index has fallen on a given day, a Fund’s performance also should fall. Conversely, if AN underlying index has risen on a given day, a Fund’s performance should rise.

Counterparty Risk

The Direxion S&P 500® Volatility Response Shares may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or an asset class without actually purchasing those securities or investments. These financial instruments may include, but are not limited to, swap agreements. The use of swap agreements and other counterparty instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements and other counterparty instruments also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk

The Direxion S&P 500® Volatility Response Shares could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance.

Currency Exchange Rate Risk

For the Direxion NASDAQ-100® Equal Weighted Index Shares, in seeking exposure to foreign companies, changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Debt Instrument Risk

The Direxion S&P 500® Volatility Response Shares may invest in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

Depositary Receipt Risk

In seeking exposure to foreign companies, the Direxion NASDAQ-100® Equal Weighted Index Shares’ investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications

DIREXION SHARES ETF TRUST PROSPECTUS	25

received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.

Derivatives Risk

The S&P 500® Volatility Response Shares uses investment techniques, including investments in derivatives, such as swaps, futures and forward contracts, and options, to track the Stock Component of the Index. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective. The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the Index. The performance of this underlying ETF may not track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as an underlying reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index securities as a reference or as an underlying asset. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. In addition, the Fund’s investments in derivatives, as of the date of this Prospectus, are subject to the following risks:

•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.
•	Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

•	Forward Contracts. Forward contracts are two- party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

•	Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its investment objective.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a Fund being unable to buy or sell certain securities. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Securities Risk

Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.

Foreign Securities Risk

For the Direxion NASDAQ-100® Equal Weighted Index Shares, indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s return and NAV may be affected to a large degree by fluctuations in currency exchange rates, interest rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

26	DIREXION SHARES ETF TRUST PROSPECTUS

Foreign securities may involve additional risk, including, greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionists or retaliatory measures.

Form 13F Data Risk

For the Direxion iBillionaire Index ETF, the Form 13F filings that are used to select securities in the Fund’s underlying index are filed up to 45 days after the end of each calendar quarter. Thus, a given investor may have already sold their position in the security by the time the security is added to the Index. Form 13F filings do not include all the information regarding an investor’s portfolio, such as purchases or sales that occur during the quarter or the prices at which shares are bought or sold. Additionally, the Form 13F may only disclose a subset of a particular investor’s holdings, as not all securities are required to be reported on Form 13F. Therefore, the Form 13F may not provide a complete picture of all the holdings of a particular investor or the full investment strategy of a particular investor. Furthermore, filers of Forms 13F may request confidential treatment from the SEC for certain of their holdings. As a result, securities subject to ongoing programs of acquisition and disposition, as well as personal holdings of some natural persons, may not be publicly available. Consequently, the formulation of the Index would not reflect this information, and the Index might be constituted differently had this information been made publicly available. The information on Form 13F provides information regarding historical equity transactions of a particular investor and does not predict future trading activity of the investor.

Form 13F provides information on holdings as of the end of each calendar quarter. Because the information contained in these forms is a “snapshot” of investment positions at quarter’s end on up to a 45 day delay, the actual investment portfolios of the Form 13F filers could diverge significantly from the publicly reported positions during the course of the year. Because the Form 13F is publicly available information, it is possible that other investors are also monitoring these filings and investing accordingly. This may result in an inflation of the share price of the securities in which the Direxion iBillionaire Index ETF may invest.

High Portfolio Turnover Risk

The Direxion All Cap Insider Sentiment Shares may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.

High Volatility in Rising Markets Risk

Pursuant to the Direxion S&P 500® Volatility Response Shares’ investment strategy, in periods of high volatility, the Fund will rebalance its portfolio and decrease exposure to the Stock Component and increase its exposure to the Cash Component. Due to the Fund’s increased exposure to the Cash Component during such time periods, the Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.

Index Risk

The Direxion iBillionaire Index ETF’s underlying index is based on certain underlying assumptions related to a perceived relationship between the amount of wealth possessed or managed by the billionaires and the anticipated performance of the stocks reported in their associated Forms 13F. There is no guarantee that the wealth of a person filing a Form 13F will necessarily equate to improved stock selection, and there can be no assurances that the securities that comprise the Index will perform better than the stock market as whole, or that they will have positive returns.

Index Correlation/Tracking Risk

There is no guarantee that a Fund will achieve a high degree of correlation to its underlying index and therefore achieve its investment objective. To achieve a high degree of correlation with its underlying index, a Fund seeks to rebalance its portfolio to remain consistent with its investment objective. A Fund may have difficulty achieving its investment objective due to fees, expenses, transactions costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. A Fund may not have investment exposure to all securities in its underlying index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities not included in its underlying index. The possibility of a Fund being materially over- or under-exposed to its underlying index increases on days when the underlying index is volatile near the close of the trading day. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder a Fund’s ability to meet its investment objective.

DIREXION SHARES ETF TRUST PROSPECTUS	27

Interest Rate Risk

For the Direxion S&P 500® Volatility Response Shares, debt securities have varying levels of sensitivity to changes in interest rates. The U.S. is currently in a period of historically low interest rates and it is unclear how much longer interest rates will remain at their current levels. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, a Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return. Changes or volatility in interest rates may adversely affect the performance of the Fund. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate changes may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Liquidity Risk

Some securities held by the Direxion All Cap Insider Sentiment Shares and the Direxion S&P 500® Volatility Response Shares may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If a Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index, thus adversely affecting Fund performance.

Market Risk

Each Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. A Fund typically would lose value on a day when its underlying index declines and would gain value on a day when its underlying index increases.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on each Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline.

Mid-Capitalization Company Risk

The Direxion S&P 500® Volatility Response Shares may invest in the securities of mid-capitalization companies and securities that provide exposure to mid-capitalization companies. Such investment involves greater risks and the possibility of greater price volatility than investing in more established, larger capitalization companies. Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, the mid-capitalization companies’ performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Non-Diversification Risk

Each Fund is non-diversified. A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on a Fund’s NAV and may make a Fund more volatile than more diversified funds.

28	DIREXION SHARES ETF TRUST PROSPECTUS

Other Investment Companies (including ETFs) Risk

Investments in the securities of other investment companies, including ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations. As a shareholder, a Fund must rely on the investment company or ETF to achieve its investment objective. A Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the investment company or ETF fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because closed end investment companies and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of other investment company and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Regulatory Risk

Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Funds operate, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Additional legislative or regulatory changes could occur that may materially and adversely affect the Funds. For example, the regulatory environment for derivative instruments in which the Fund may invest is evolving, and changes in the regulation or taxation of derivative instruments may materially and adversely affect the ability of the Funds to pursue their trading strategies. Such legislative or regulatory changes could pose additional risks and result in material adverse consequences to the Funds.

Replication Strategy Risk

A Fund may be exposed to additional market risk because of its investment strategy of investing principally in the securities included in the underlying index its tracks. As a result, securities held by a Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. Therefore, a Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the underlying index.

Small and/or Mid-Capitalization Company Risk

The Direxion All-Cap Insider Sentiment Shares and the Direxion iBillionaire Index ETF may invest in the securities of small and/or mid-capitalization companies and securities which provide exposure to small and/or mid-capitalization companies. Such investment involves greater risks and the possibility of greater price volatility than investing in more established, larger capitalization companies. Small and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Technology Securities Risk

The Direxion NASDAQ-100® Equal Weighted Index Shares may invest in technology-related securities. The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.

U.S. Government Securities Risk

Direxion S&P 500® Volatility Response Shares is subject to the risks of investing in U.S government securities. A

DIREXION SHARES ETF TRUST PROSPECTUS	29

security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Valuation Time Risk

The Direxion NASDAQ-100® Equal Weighted Index Shares values its portfolio as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time). In some cases, foreign markets may close before the NYSE opens or may not be open for business on the same calendar days as a Fund. As a result, the daily performance of a fund that tracks a foreign market index or an index that includes foreign securities can vary from the performance of that index.

Volatility Response Lag Risk

The Direxion S&P 500® Volatility Response Shares’ investments are designed to respond to volatility based on a comparison of historic and recent volatility levels of the securities in the Stock Component. However, because this calculation takes into account volatility over a period of time, there may be a lag between current volatility and the volatility reflected by the Fund’s index and its investments. As such, in periods of rapidly changing volatility, the Fund may not immediately respond to current volatility.

Special Risks of Exchange-Traded Funds

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, and the listing requirements may be amended from time to time.

Market Price Variance Risk. Individual Shares of a Fund that are listed for trading on an exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. A Fund’s investment results are measured based upon the NAV of the

Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund. There is no guarantee that an active secondary market will develop for Shares of the Funds.

A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units. You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

30	DIREXION SHARES ETF TRUST PROSPECTUS

A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended, (“1940 Act”) each Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and the Funds have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the

Trust regarding the terms of the investment. Any investment company considering purchasing Shares of a Fund in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Unusual Circumstances. The Trust can postpone payment of redemption proceeds for any period during which (1) the Exchange is closed other than customary weekend and holiday closings, (2) trading on the Exchange is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of a Fund.

UNDERLYING INDEX LICENSORS

NASDAQ Indices. The NASDAQ-100® Equal Weighted Index is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Direxion NASDAQ-100® Equal Weighted Shares. The Corporations make no representation or warranty, express or implied to the owners of the Direxion NASDAQ-100® Equal Weighted Shares or any member of the public regarding the advisability of investing in securities generally or in the Direxion NASDAQ-100® Equal Weighted Shares particularly, or the ability of the NASDAQ-100® Equal WeightedSM Index to track general stock market performance. The Corporations’ only relationship to Rafferty Asset Management, LLC (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, and NASDAQ-100 Equal WeightedSM Index, Index registered trademarks, and certain trade names and service marks of the Corporations and the use of the NASDAQ-100 Equal WeightedSM Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Direxion NASDAQ-100® Equal Weighted Shares. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Direxion NASDAQ-100® Equal Weighted Shares into consideration in determining, composing or calculating the NASDAQ-100 Equal WeightedSM Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Direxion NASDAQ-100® Equal Weighted Shares to be issued or in the determination or calculation of the equation by which the Direxion NASDAQ-100® Equal Weighted Shares is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Direxion NASDAQ-100® Equal Weighted Shares.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 EQUAL WEIGHTEDSM INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY,

EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIREXION NASDAQ-100® EQUAL WEIGHTED SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 EQUAL WEIGHTEDSM INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 EQUAL WEIGHTEDSM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Sabrient. The Sabrient indexes are the exclusive property of Sabrient Systems, LLC (“Sabrient”). Sabrient and the Sabrient index names are service mark(s) of Sabrient or its affiliates and have been licensed for use for certain purposes by the Trust. The financial securities referred to herein are not sponsored, endorsed, or promoted by Sabrient, and Sabrient bears no liability with respect to any such financial securities. The Prospectus contains a more detailed description of the limited relationship Sabrient has with the Trust and any related financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any Sabrient trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Sabrient to determine whether Sabrient’s permission is required. Under no circumstances may any person or entity claim any affiliation with Sabrient without the prior written permission of Sabrient.

Standard and Poor’s Index. The S&P 500® Volatility Response Index is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Trust.

DIREXION SHARES ETF TRUST PROSPECTUS	31

The Direxion S&P 500® Volatility Response Shares is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Direxion S&P 500® Volatility Response Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Volatility Response Index to track general stock market performance. S&P’s only relationship to the Direxion S&P 500® Volatility Response Shares is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the S&P 500® Volatility Response Index which are determined, composed and calculated by S&P or its third party licensors without regard to the Direxion S&P 500® Volatility Response Shares. S&P has no obligation to take the needs of the Direxion S&P 500® Volatility Response Shares or the owners of the Direxion S&P 500® Volatility Response Shares into consideration in determining, composing or calculating the S&P 500® Volatility Response Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Direxion S&P 500® Volatility Response Shares or in the determination the NAV of the Direxion S&P 500® Volatility Response Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Direxion S&P 500® Volatility Response Shares.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE S&P INDICES OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE S&P 500® VOLATILITY RESPONSE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES,

LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

iBillionaire Index. The Direxion iBillionaire Index ETF is not sponsored, endorsed, sold or promoted by iBillionaire, Inc. (the “Licensor”). The Licensor makes no representation or warranty, express or implied, to the owners of the Direxion iBillionaire Index ETF (the “Product”) or any member of the public regarding the advisability of trading in the Product. The Licensor’s only relationship to the Licensee is the licensing of certain trademarks and trade names of the Licensor and of the iBillionaire Index which is determined, composed and calculated by the Licensor without regard to Direxion Shares ETF Trust or the Product, the Licensor has no obligation to take the needs of the Direxion Shares ETF Trust and/or the owners of the Product into consideration in determining, composing or calculating iBillionaire Index. The Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be listed or in the determination or calculation of the equation by which the Product are to be converted into cash. The Licensor has no obligation or liability in connection with the administration, marketing or trading of the Product.

THE LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE iBILLIONAIRE INDEX OR ANY DATA INCLUDED THEREIN AND THE LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE LICENSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DIREXION SHARES ETF TRUST, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE iBILLIONAIRE INDEX OR ANY DATA INCLUDED THEREIN. THE LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE iBILLIONAIRE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND DIREXION SHARES ETF TRUST.

32	DIREXION SHARES ETF TRUST PROSPECTUS

HOW TO BUY AND SELL SHARES

Each Fund issues and redeems Shares only in large blocks of Shares called “Creation Units.”

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund that are listed for trading on the secondary market on the Exchange can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 50,000 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots” at no per-share price differential.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

The Funds’ Exchange trading symbols are as follows:

Fund	Symbol
Direxion All Cap Insider Sentiment Shares	KNOW
Direxion S&P 500® Volatility Response Shares	VSPY
Direxion NASDAQ-100® Equal Weighted Index Shares	QQQE
Direxion iBillionaire Index ETF	IBLN

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units, as discussed in the “Creations, Redemptions and Transaction Fees” section below. A Creation Unit consists of 50,000 Shares.

For information about acquiring Shares through a secondary market purchase, please contact your broker. If you wish to sell Shares of a Fund on the secondary market, you must do so through your broker.

Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of the DTC or its participants. DTC serves as the securities depository for all Shares. Participants in the DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” through your brokerage account.

ABOUT YOUR INVESTMENT

Share Price of the Funds

A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice.

If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. dollar may fluctuate when foreign markets are open but the Funds are not open for business.

Share price is calculated by dividing a Fund’s net assets by its shares outstanding. In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at fair value estimates by the Adviser under guidelines established by the Board of

DIREXION SHARES ETF TRUST PROSPECTUS	33

Trustees. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency. Each Fund also relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in a Fund’s portfolio. The pricing service, its methodology or the threshold may change from time to time. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair Value Pricing. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since closing prices were established, but before the time as of which the Funds calculate their NAVs. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of

Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures and will use that market value in the next calculation of NAV.

Rule 12b-1 Fees

The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No 12b-1 fees are currently paid by any Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Creation Units. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. These investors are known as “Authorized Participants.” Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units.

Purchase of Creation Units. To purchase Creation Units directly from a Fund, you must deposit with the Fund a basket of securities and/or cash. Each Business Day, prior to the opening of trading on the Exchange, an agent of the Fund (“Index Receipt Agent”) will make available through the NSCC a list of the names and number of shares of each security, if any, to be included in that day’s creation basket (“Deposit Securities”). The identity and number of shares of the Deposit Securities required for a Creation Unit will change from time to time. Each Fund reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Balancing Amount (defined below) to replace any Deposit Security that may not be available in sufficient quantity for delivery, eligible for transfer through the clearing process (discussed below) or the Federal Reserve System or eligible for trading by an Authorized Participant or the investor for which it is acting. For such custom orders, “cash in lieu” may be added to the Balancing Amount (defined below). The Balancing Amount and any “cash in lieu” must be paid to the Trust on or before the third Business Day following the Transmittal Date. You must also pay a Transaction Fee, described below, in cash.

In addition to the in-kind deposit of securities, Authorized Participants will either pay to, or receive from, a Fund an amount of cash referred to as the “Balancing Amount.” The Balancing Amount is the amount equal to the differential, if

34	DIREXION SHARES ETF TRUST PROSPECTUS

any, between the market value of the Deposit Securities and the NAV of a Creation Unit. Each Fund will publish, on a daily basis, information about the previous day’s Balancing Amount.

All purchase orders for Creation Units must be placed by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run at the DTC (“Manual Clearing Process”) or through an enhanced clearing process (“Enhanced Clearing Process”) that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”). Authorized Participants that do not use the Enhanced Clearing Process will be charged a higher Transaction Fee (discussed below). A purchase order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash in an amount up to 115% of the market value of the missing Deposit Securities. Any such transaction effected with the Trust must be effected using the Manual Clearing Process consistent with the terms of the Authorized Participant Agreement.

Redemption of Creation Units. Redemption proceeds will be paid either in cash or in-kind with a basket of securities (“Redemption Securities”). In most cases, Redemption Securities will be the same as Deposit Securities on a given day. There will be times, however, when the Deposit and Redemption Securities differ. The composition of the Redemption Securities will be available through the NSCC. Each Fund reserves the right to honor a redemption request with a non-conforming redemption basket.

If the value of a Creation Unit is higher than the value of the Redemption Securities, you will receive from a Fund a Balancing Amount in cash. If the value of a Creation Unit is lower than the value of the Redemption Securities, you will be required to pay to the Fund a Balancing Amount in cash.

If you are receiving a Balancing Amount, the amount due will be reduced by the amount of the applicable Transaction Fee.

As with purchases, redemptions may be processed either through the Manual Clearing Process or the Enhanced Clearing Process. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day.

An investor may request a redemption in cash, which a Fund may in its sole discretion permit. Investors that elect to receive cash in lieu of one or more of the Redemption Securities are subject to an additional charge. Redemptions of Creation Units for cash (when available) and/or outside of the Enhanced Clearing Process also require the payment of an additional charge.

Transaction Fees on Creation and Redemption Transactions. Each Fund will impose Transaction Fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee on transactions in Creation Units. A fixed Transaction Fee is applicable to each creation and redemption transaction, regardless of the number of Creation Units transacted. A variable Transaction Fee based upon the value of each Creation Unit also is applicable to each redemption transaction. Purchasers and redeemers of Creation Units of a Fund effected through the Manual Clearing Process are required to pay an additional charge to compensate for brokerage and other expenses. In addition, purchasers of Creation Units are responsible for payment of the costs of transferring the Deposit Securities to the Trust. However, in no instance will the fees charged exceed 2% of the value of the Creation Units subject to the transaction. Redeemers of Creation Units are responsible for the costs of transferring securities from the Trust. Investors who use the services of a broker or other such intermediary may pay additional fees for such services. In addition, Rafferty may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

DIREXION SHARES ETF TRUST PROSPECTUS	35

The table below summarizes the components of the Transaction Fees.

	Fixed Transaction Fee			Maximum Additional Charge for Purchases and Redemptions*
		In-Kind	Cash
Direxion Shares ETF Trust	NSCC	Outside NSCC	Outside NSCC
Direxion All Cap Insider Sentiment Shares	$500	Up to 300% of NSCC Amount	$500	Up to 0.15%
Direxion S&P 500® Volatility Response Shares	$250	Up to 300% of NSCC Amount	$250	Up to 0.15%
Direxion NASDAQ-100® Equal Weighted Index Shares	$500	Up to 300% of NSCC Amount	$500	Up to 0.15%
Direxion iBillionaire Index ETF	$250	Up to 300% of NSCC Amount	$250	Up to 0.15%

*	As a percentage of the amount invested.

MANAGEMENT OF THE FUNDS

Rafferty provides investment management services to the Funds. Rafferty has been managing investment companies since 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of August 31, 2015, the Adviser had approximately $9.4 billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of each Fund’s average daily net assets:

Advisory Fees Charged
Direxion All Cap Insider Sentiment Shares & Direxion iBillionaire Index ETF	0.45%
Direxion S&P 500® Volatility Response Shares(1)	0.45%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%

(1)	Rafferty has contractually agreed to waive 0.10% of its Management Fees through September 1, 2017, which is not subject to reimbursement by the Fund. There is no guarantee that the management fee waiver will continue after September 1, 2017. This contractual waiver may be terminated at any time by the Board of Trustees.

For the fiscal year ended October 31, 2014, the Adviser received net management fees as a percentage of average daily net assets from each Fund as follows:

Fund	Percentage
Direxion All Cap Insider Sentiment Shares	0.19%
Direxion S&P 500® Volatility Response Shares	0.02%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.04%
Direxion iBillionaire Index ETF	0.00%

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreements for the Funds is available in the Trust’s Annual Report to shareholders for the fiscal year ended October 31, 2014.

Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its management fee and/or reimburse each Fund for Other Expenses through September 1, 2017, to the extent that each Fund’s Total Annual Fund Operating Expenses exceeds: 0.65% for the Direxion All Cap Insider Sentiment Shares and the Direxion iBillionaire Index ETF, 0.45% for the Direxion S&P 500® Volatility Response Shares, and 0.35% for the Direxion NASDAQ-100® Equal Weighted Index Shares, of each Fund’s daily net assets, (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation).

Any expense cap is subject to reimbursement by a Fund within the following three years only if overall expenses fall below these percentage limitations. Solely at Rafferty’s option and discretion, Rafferty may pay, reimburse or otherwise assume one or more of the excluded expenses, in which case such expense will be subject to reimbursement by Rafferty in accordance with the Operating Expense Limitation Agreement. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate among the various series of

36	DIREXION SHARES ETF TRUST PROSPECTUS

the Trust, including the Funds, periodically so that no single individual is assigned to a specific Fund for extended periods of time.

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.

The Funds’ Statement of Additional Information (“SAI”) provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (“Distributor”) serves as the Funds’ distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Funds’ administrator. Bank of New York Mellon (“BNYM”) serves as the transfer agent, fund accountant, custodian and index receipt agent for the Direxion All cap Insider Sentiment Shares, Direxion S&P 500®

Volatility Response Shares and the Direxion NASDAQ-100® Equal Weighted Index Shares. USBFS serves as the transfer agent, fund accountant, custodian and index receipt agent for the Direxion iBillionaire Index ETF. The Distributor is not affiliated with Rafferty, USBFS or BNYM.

DISTRIBUTIONS

Fund Distributions. Each Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. Each Fund is authorized to declare and pay capital gain distributions in additional Shares or in cash. Certain Funds may have high portfolio turnover, which may cause them to generate significant amounts of taxable income. The Funds will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of certain Funds’ high portfolio turnover, the Funds could need to make larger and/or more frequent distributions than traditional unleveraged ETFs.

Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment

Service”) available to their customers who are shareholders of a Fund. If the Reinvestment Service is used with respect to a Fund, its distributions of both net income and capital gains will automatically be reinvested in additional and fractional Shares thereof purchased in the secondary market. Without the Reinvestment Service, investors will receive Fund distributions in cash, except as noted above under “Fund Distributions.” To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.

TAXES

As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to an investment in Shares.

DIREXION SHARES ETF TRUST PROSPECTUS	37

Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account or 401(k) plan.

Each Fund intends to qualify each taxable year for taxation as a “regulated investment company.” If a Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.

Taxes on Distributions. Dividends from a Fund’s investment company taxable income — generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid — will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends a Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations — subject to similar restrictions; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. None of the Funds expect to earn a significant amount of income that would qualify for those maximum rates or that deduction.

Distributions of a Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid and regardless of whether they are paid in cash or reinvested in additional Shares. A Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. None of the Funds expects to earn a significant amount of net capital gain.

Distributions in excess of a Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in that Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.

Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.

In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

Because of the possibility of high portfolio turnover, certain Funds may generate significant amounts of taxable income. Accordingly, certain Funds may need to make large and/or more frequent distributions than other traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.

Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in a Fund through such a plan.

Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15%/20%) mentioned above if you are an individual, trust, or estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares.

38	DIREXION SHARES ETF TRUST PROSPECTUS

In addition, all or a portion of any loss recognized on a sale or exchange of Shares of a Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.

Holders of Creation Units. A person who purchases Shares of a Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.

Miscellaneous. Backup Withholding. A Fund must withhold and remit to the U.S. Treasury 28% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.

You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.

Non-U.S. Shareholders. “A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Withholding. Dividends paid by a Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.

Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.

DIREXION SHARES ETF TRUST PROSPECTUS	39

The exemption for short-term capital gain dividends and interest-related dividends applies only with respect to dividends with respect to a Fund’s current taxable year ending on or before October 31, 2015. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” a Fund realizes (generally, the excess of a Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends, and (2) certain capital gain distributions and the proceeds of a redemption of Shares a Fund pays after December 31, 2016. As discussed more fully in the Funds’ Statement of Additional Information under “Taxes,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund. More information about taxes is in the Funds’ SAI.

40	DIREXION SHARES ETF TRUST PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Funds listed below for the periods indicated. Except for the six-month period from November 1, 2014 to April 30, 2015, the information set forth below has been derived from the financial statements which were audited by Ernst & Young LLP whose report, along with the Funds’ financial statements, is included in the Annual and Semi-Annual shareholder reports, which are available upon request and incorporated by reference into the Funds’ SAI. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

													Ratios to Average Net Assets
	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[3]	Net Assets, End of Year/ Period (000’s omitted)	Net Expenses[4]	Total Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement[4]	Net Expenses[2,4,5]	Total Expenses[2,4]	Net Investment Income (Loss) after Expense Reimbursement[2,4]	Portfolio Turnover Rate[6]
Direxion All Cap Insider Sentiment Shares
For the Six Months Ended April 30, 2015 (Unaudited)	$66.72	$0.23	$0.23	$3.70	$3.93	$(0.19)	$—	$—	$(0.19)	$70.46	5.89%	$77,509	0.65%	0.81%	0.67%	0.65%	0.81%	0.67%	421%
For the Year Ended October 31, 2014	$55.45	0.81	0.82	11.12	11.93	(0.66)	—	—	(0.66)	$66.72	21.60%	$30,024	0.66%	0.91%	1.33%	0.65%	0.91%	1.34%	835%
For the Year Ended October 31, 2013	$44.40	0.88	0.88	12.51	13.39	(0.80)	(1.54)	—	(2.34)	$55.45	31.35%	$5,545	0.65%	1.69%	1.77%	0.65%	1.69%	1.77%	920%
For the Period December 8, 2011[7] through October 31, 2012	$40.00	0.28	0.28	4.48	4.76	(0.36)	—	—	(0.36)	$44.40	11.94%	$4,440	0.65%	2.20%	0.72%	0.65%	2.19%	0.72%	620%
Direxion S&P 500® Volatility Response Shares
For the Six Months Ended April 30, 2015 (Unaudited)	$59.56	0.37	0.37	0.86	1.23	(0.32)	(1.05)	—	(1.37)	$59.42	2.07%	$32,683	0.45%	0.99%	1.25%	0.45%	0.99%	1.25%	85%
For the Year Ended October 31, 2014	$52.90	0.85	0.86	6.64	7.49	(0.71)	(0.12)	—	(0.83)	$59.56	14.21%	$23,825	0.47%	0.90%	1.50%	0.45%	0.88%	1.52%	145%
For the Year Ended October 31, 2013	$42.66	0.84	0.84	10.15	10.99	(0.75)	—	—	(0.75)	$52.90	25.95%	$5,290	0.45%	1.78%	1.77%	0.45%	1.78%	1.77%	133%
For the Period January 11, 2012[7] through October 31, 2012	$40.00	0.20	0.20	2.80	3.00	(0.33)	—	(0.01)	(0.34)	$42.66	7.50%	$2,133	0.45%	4.93%	0.61%	0.45%	4.93%	0.61%	238%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Six Months Ended April 30, 2015 (Unaudited)	$61.37	0.36	0.36	4.36	4.72	(0.32)	—	—	(0.32)	$65.77	7.70%	$78,920	0.35%	0.53%	1.12%	0.35%	0.53%	1.12%	35%
For the Year Ended October 31, 2014	$51.15	0.65	0.65	10.21	10.86	(0.64)	—	—	(0.64)	$61.37	21.35%	$33,755	0.35%	0.62%	1.16%	0.35%	0.61%	1.17%	80%
For the Year Ended October 31, 2013	$37.20	0.38	0.38	13.95	14.33	(0.38)	—	—	(0.38)	$51.15	38.72%	$7,672	0.35%	1.58%	0.84%	0.35%	1.58%	0.84%	34%
For the Period March 21, 2012[7] through October 31, 2012	$40.00	0.28	0.28	(2.76)	(2.48)	(0.32)	—	—	(0.32)	$37.20	(6.24)%	$1,860	0.35%	2.88%	1.21%	0.35%	2.88%	1.21%	17%
Direxion iBillionaire Index ETF
For the Six Months Ended April 30, 2015 (Unaudited)	$25.39	0.06	0.06	0.40	0.46	(0.05)	(0.02)	—	(0.07)	$25.78	1.82%	$34,807	0.65%	0.91%	0.49%	0.65%	0.91%	0.49%	93%
For the Period August 1, 2014[7] through October 31, 2014	$25.00	0.04	0.04	0.39	0.43	(0.04)	—	—	(0.04)	$25.39	1.71%	$34,278	0.65%	1.13%	0.67%	0.65%	1.13%	0.67%	18%

[1]	Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Excludes interest expense and extraordinary expenses which comprise of excise tax.
[3]	Total return is calculated assuming an intial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.
[4]	For periods less than a year, these ratios are annualized.
[5]	Net expenses include effects of any reimbursement or recoupment.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Portfolio turnover rate does not include effects of turnover of the swap portfolio.
[7]	Commencement of investment operations.
[8]	This ratio excludes deferred tax benefits/expenses for all components of the Statement of Operations. Had these amounts been included, the ratio would be 0.05%.

DIREXION SHARES ETF TRUST PROSPECTUS	41

PROSPECTUS

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MORE INFORMATION ON THE DIREXION SHARES ETF TRUST

Statement of Additional Information (“SAI”):

The Funds’ SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:

The Funds’ reports will provide additional information on the Funds’ investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Shares ETF Trust 1301 Avenue of the Americas (6th Avenue), 35th Floor New York, New York 10019
Call:	866-476-7523
By Internet:	www.direxioninvestments.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-22201